Exhibit 10.4

Letter of Agreement

This letter of Agreement dated June 30, 1998 is between Hitcom Corporation ("Borrower") and Jeffrey Shier and Rajan Arora ("Lenders").

Whereas the Borrower has given the Lenders a Promissory Note dated
May 29, 1998 for $165,000 ("Note"), and the current amount outstanding as of the date of this agreement is $137,500.

Whereas the Lender desires to forgive the Note in full.

Now Therefore in consideration of good and valuable consideration, the parties hereto agree as follows:

The Lender forgives the note owing from the Borrower effective the date of this letter.

In Witness Whereof Borrower had caused this Agreement to be executed by its duly authorized officer, and Lenders has executed this Agreement, on the date first above written.

/s/ Scott Beil
Scott A. Beil, Chairman, HITCOM CORPORATION

/s/Rajan Arora              /s/Jeffrey Shier
Rajan Arora, Lenders        Jeffrey Shier, Lenders



Exhibit 10.5

                         STOCK PURCHASE AGREEMENT
                                Between
                           HITCOM CORPORATION
                                  And
                             SCOTT A. BEIL

     For Purchase of a 20% minority interest in One Plus Marketing, Inc.

                           Dated August 10, 1998

                         STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT entered into this 10th day of August, 1998, between Hitcom Corporation, a Delaware corporation ("Buyer"), and Scott A. Beil, ("Beil") an individual resident in the City of St. Louis, Missouri, herein called the ("Seller");

                                WITNESSETH:

WHEREAS, Beil owns 20 common shares, being 20% of One Plus Marketing Inc. ("One Plus"), an Illinois Corporation (the "Company");

WHEREAS Hitcom owns 80 common shares, being 80% of One Plus, and there are 100 shares outstanding of the company constituting all of the issued and outstanding shares of capital stock of the Company; and

WHEREAS, Seller desires to sell, and Buyer desires to purchase, the Stock in consideration for the payment to be made as described hereunder;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:


                                    ARTICLE I

                           Terms of Purchase and Sale

1.1 Upon the terms and subject to the conditions of this Agreement, Seller sells to Buyer, and Buyer purchases from Seller, the stock for a purchase price of $1.00.

                                   ARTICLE II

                    Representation and Warranties of Seller

Seller represents and warrants to Buyer as follows:

2.1 Authority: No conflict. The Agreement constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms. Seller has the absolute and unrestricted right, power, authority
and capacity to execute and deliver	this Agreement and to perform the
obligations hereunder. The execution and delivery of this Purchase Agreement by Seller and the consummation of the transactions contemplated will

	(a) not violate or conflict with any provision of the Certificate or Articles of Incorporation or bylaws of the Company.

	(b)  result in a breach of, or constitute a default under any agreement, (or with notice or lapse of time or both result in a breach of or constitute a default under) or otherwise give any person the right to terminate, any lease, license, contract or other agreement or instrument to which Sellers or the Company is a party or by which any of them are bound and particularly
Clause 6.5 of the Stock Purchase Agreement between Hitcom Corporation and
Rajan Arora, Jeffrey Shier, the Jeffrey Samuel Shier Family Trust dated
February 18th, 1998.

                                 ARTICLE III

                    Representations and Warranties of Buyer

Buyer represents and warrants to Seller as follows:

3.1 Authority: No conflict. This Agreement constitutes the legal, valid and binding obligation of Buyer in accordance with its terms. Buyer has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform the obligations hereunder. The execution and delivery of this Purchase Agreement by Buyer and the consummation of the transactions contemplated will

	(a) not violate or conflict with any provision of the Certificate or Articles of Incorporation or Bylaws of the Buyer.

	(b)  Result in a breach of or constitute a default under any agreement, (or with notice or lapse of time or both result in a breach of or constitute a default under) or otherwise give any person the right to terminate, any lease, license, contract or other agreement or instrument to which Buyer or the Company is a party or by which any of them are bound and particularly
Clause 6.5 of the Stock Purchase Agreement between Hitcom Corporation and
Rajan Arora, Jeffrey Shier, the Jeffrey Samuel Shier Family Trust dated
February 18th, 1998.

3.2 Investment Intent. Buyer acknowledges that the Stock has not been registered under the Securities Act of 1933, as amended (the "1933 Act") and that Seller has disclosed to Buyer that the stock may not be resold absent such registration or unless an exemption from registration is available. Buyer is acquiring the shares for its own account, for investment purposes only and not with a view to distribution thereof within the meaning of
Section 2(11) of the 1933 Act.

                                ARTICLE IV

                                 Closing

4.1 The closing ("Closing") under this Agreement shall take place concurrent with the signing of this Agreement at the offices of Hitcom, 700 North Second Street, Third Floor, St. Louis, MO 63102-2519.

4.2 Delivery by Seller. At the Closing, Seller shall deliver to Buyer (a) certificate representing the 20 shares of One Plus endorsed in blank or with stock powers attached; (b) such other further instruments, documents or certificates as Buyer may reasonably require to carry out effectively the transactions contemplated hereunder.

4.3 Delivery by Buyer. At the Closing, Buyer shall deliver: (a) certified resolutions of Buyers Board of Directors authorizing the execution, delivery and performance of this Agreement by Buyer; (b) US$1.00; and (c) such other further instruments, documents or certificates as Buyer may reasonably require to carry out effectively the transactions contemplated hereunder.

                                   ARTICLE V

                                Miscellaneous

5.1 Notices. All notice given in connection with this Agreement shall be in writing and shall be delivered by personal delivery at the following addresses:

Seller:	Scott A. Beil, Chairman, Hitcom, 700 North Second Street, Third
Floor, St. Louis, MO 63102-2519.

Buyer:	Hitcom, 700 North Second Street, Third Floor, St. Louis, MO  63102-2519.

5.2 Further Assurances

The parties hereto agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such documents, and (iii) to do such other acts and things, all as the other party hereto may at any time reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to herein.

5.3 Entire Agreement and Modification. This Agreement is intended by the Parties to this Agreement as a final expression of their agreement with respect to the subject matter hereof, and is intended as a complete and exclusive statement of the terms and conditions of that agreement. This Agreement may not be modified, rescinded, or terminated orally, and no modification, recession, termination or attempted waiver of the provisions hereof (including this Section) shall be valid unless in writing and signed by the party against whom the same is sought to be enforced.

5.4 Governing Law. This Agreement shall be governed by, and construed under, the laws of the State of Missouri without regard to conflicts of laws, all rights and remedies being governed by such laws.

5.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Agreement, and all of which, when taken together, shall be deemed to constitute but one and the same agreement.

IN WITNESS WHEREOF Buyer had caused this Agreement to be executed by its duly authorized officer, and Seller has executed this Agreement, on the date first above written.

                                                  HITCOM CORPORATION
                                                  BY
/s/Scott A. Beil         	                       /s/Rajan Arora
			Scott A. Beil  		                                Rajan Arora, President



Exhibit 10.6

August 11, 1998

                                 Scott A. Beil
                                    Chairman
                               Hitcom Corporation
                      700 North Second Street, Third Floor
                          St. Louis, MO  63102-2519

Mr. Rajan Arora
President
Hitcom Corporation
85 Scarsdale Road, Suite 202
Toronto, Ontario, M3B 2R2

Dear Raj,

I am enclosing with this letter the executed Stock Purchase Agreement between myself and Hitcom for 20% of One Plus Marketing Inc.

I currently own 5,837,012 shares in Hitcom, the certificate is deposited with Hitcom's lender, and 500,000 shares are pledged as collateral in connection with Hitcom's corporate loans.

I have previously agreed in connection with the Channel Telecom Stock Purchase Agreement of February 18, 1998 not to sell or otherwise dispose of said shares for one year from the Closing Date of that transaction except pursuant to a registered stock offering.

I now agree to abstain from voting 1,800,000 shares of my 5,837,012 shares of Hitcom from the date of this letter for 2 years at all special and annual shareholder meetings of Hitcom.

Yours truly,

/s/Scott Beil
Scott A. Beil